May 1, 2006



                    SUMMIT MUTUAL FUNDS, INC.



Summit Mutual Funds, Inc. is a mutual fund with fifteen separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers three of the Portfolios within the Summit Pinnacle Series. Their investment objectives are:




     The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.


     The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.


     The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.



THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. IT SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. WE SUGGEST THAT YOU READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







SMFI 514 3-PINNACLE 5-06

	TABLE OF CONTENTS



INTRODUCTION TO THE FUND....................................3

PORTFOLIO PROFILES..........................................3
  S&P MIDCAP 400 INDEX PORTFOLIO............................3
  RUSSELL 2000 SMALL CAP INDEX PORTFOLIO....................5
  NASDAQ-100 INDEX PORTFOLIO................................8

PORTFOLIO OPERATING EXPENSES...............................11

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS............12
  FOREIGN SECURITIES.......................................12
  REPURCHASE AGREEMENTS....................................12
  REVERSE REPURCHASE AGREEMENTS............................12
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.......13
  OPTIONS ON SECURITIES INDEXES............................13
  LENDING PORTFOLIO SECURITIES.............................13
  MIXED AND SHARED FUNDING.................................13
  INVESTMENT IN OTHER INVESTMENT VEHICLES..................15
  OTHER INFORMATION........................................15

FUND MANAGEMENT............................................15
  INVESTMENT ADVISER.......................................15
  ADVISORY FEE.............................................16
  CAPITAL STOCK............................................16
  PURCHASING AND REDEEMING SHARES..........................16
  VALUATION OF PORTFOLIO SHARES............................17

TAXES......................................................17

EXCESSIVE TRADING..........................................18

S&P, FRANK RUSSELL AND NASDAQ DISCLAIMERS..................18

FINANCIAL HIGHLIGHTS.......................................21

                   INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of three of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser acting as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

The Union Central Life Insurance Company ("Union Central" - parent company of the Adviser) currently has voting control of Summit Mutual Funds. With voting control, Union Central may make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing the Fund's fundamental investment objectives and policies, etc) regardless of the views of other shareholders.


                      PORTFOLIO PROFILES


S&P MIDCAP 400 INDEX PORTFOLIO

Investment Objective
The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest up to 5% of its assets in Standard & Poor's MidCap Depositary Receipts(R) ("MidCap SPDRs(R)"). MidCap SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The S&P MidCap 400 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small- and mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small- and mid-cap stocks may fluctuate more in value than larger-cap stocks and funds that invest in them.

> Investment style risk: Stocks of medium sized (MidCap) companies, such as many of the companies represented in the S&P MidCap 400 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the S&P MidCap 400 Index Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitaliza-tion of the index. In addition, because each of these Portfolios seeks to track the performance of its bench-mark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P MidCap 400 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P MidCap 400 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

S&P MidCap 400 Index Portfolio Total Returns

 40.00%                              34.74%
                                     |----|
 30.00%                              |    |
                                     |    |
 20.00%      15.99%                  |    |  15.76%
             |----|                  |    |  |----|  11.94%
 10.00%      |    |                  |    |  |    |  |----|
             |    |                  |    |  |    |  |    |
  0.00%   ---|----|--|----|--|----|--|----|  |----|  |----|
                     |----|  |    |
-10.00%      2000     2001   |2002|   2003    2004    2005
                     -1.25%  |----|
-20.00                      -15.15%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 7.49%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.78% (quarter ending 12/31/01) and the lowest return for a quarter was -16.74% (quarter ending 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                      Since
                                 1 Year   5 Years   Inception*
                                 ------   -------   ---------
S&P MidCap 400 Index Portfolio   11.94%    7.91%      9.98%
S&P MidCap 400 Index             12.55%    8.59%     10.82%

*May 3, 1999


RUSSELL 2000 SMALL CAP INDEX PORTFOLIO


Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
common stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Russell 2000 Small Cap Index Portfolio may invest up to 5% of its assets in Russell 2000 iShares(R). Russell 2000 iShares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Russell 2000 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Portfolio may invest up to 100% of its assets in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 Index futures contracts or options (or S&P MidCap 400 Index or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio.
 As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The Russell 2000 Small Cap Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks may fluctuate more in value than large-cap and mid-cap stocks and funds that invest in them.

> Investment style risk: Stocks of small capitalization companies, such as many of the companies represented in the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the Russell 2000 Small Cap Index Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index (indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.
    In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Russell 2000 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

Russell 2000 Small Cap Index Portfolio Total Returns

50.00%                    46.19%
                           |----|
 40.00%                    |    |
                           |    |
 30.00%                    |    |
                           |    |
 20.00%                    |    |  17.72%
                           |    |  |----|
 10.00%   1.54%            |    |  |    |   4.01%
         |----|            |    |  |    |  |----|
  0.00%--|----|---|----|---|----|--|----|--|----|
          2001    |2002|    2003    2004    2005
-10.00%           |    |
                  |    |
-20.00%           |----|
                  -21.05%
-30.00%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 13.83%.

During the period shown in the bar chart, the highest return for a calendar quarter was 23.53% (quarter ending 06/30/03) and the lowest return for a quarter was -21.65% (quarter ending 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                          Since
                                       1 Year  5 Years  Inception*
Russell 2000 Small Cap Index Portfolio  4.01%   7.49%     6.63%
Russell 2000 Small Cap Index            4.55%   8.21%     7.34%

*April 27, 2000


NASDAQ-100 INDEX PORTFOLIO


Investment Objective
The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Nasdaq-100 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest up to 5% of its assets in Nasdaq-100 Shares(R). Nasdaq-100 Shares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Portfolio may invest up to 20% of its assets in Nasdaq-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100 Index. Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The Nasdaq-100 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

> Concentration risk: The Nasdaq-100 Index Portfolio is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry or related industries (e.g., technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g., Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

> Correlation risk: Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company." The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters. Consequently, the Portfolio could be somewhat riskier than a more diversified fund because it has the ability to hold a larger position in a fewer number of securities, which makes the Portfolio more susceptible to a single economic, political or regulatory event. At any point in time, if following the investment strategy outlined above would put the Portfolio in jeopardy of failing to comply with the tax rules on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the tax rules. Such alteration could include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the tax rules.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Nasdaq-100 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Nasdaq-100 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

Nasdaq-100 Index Portfolio Total Returns

 50.00%                     48.64%
                            |----|
 40.00%                     |    |
                            |    |
 30.00%                     |    |
                            |    |
 20.00%                     |    |
                            |    |  10.09%
 10.00%                     |    |  |----|   1.30%
                            |    |  |    |  |----|
  0.00%  ---|----|--|----|--|----|--|----|--|----|
            |2001|  |2002|   2003    2004    2005
-10.00%     |    |  |    |
            |    |  |    |
-20.00%     |    |  |    |
            |    |  |    |
-30.00%     |----|  |    |
           -33.13%  |----|
-40.00%            -37.49%

-50.00%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 3.53%.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.74% (quarter ending 12/31/01) and the lowest return for a quarter was -36.22% (quarter ending 09/30/01).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                   Since
                              1 Year   5 Years   Inception*
Nasdaq-100 Index Portfolio     1.30%    -7.08%    -12.70%
Nasdaq-100 Index               1.90%    -6.61%    -12.29%

*April 27, 2000



                    PORTFOLIO OPERATING EXPENSES


This table describes fees and expenses of the Portfolios. The table does not reflect separate account or insurance contract fees and charges.

EXPENSES (as a percentage of average net assets)


                                                                   Total
                                        Management    Other      Operating
                                           Fees      Expenses    Expenses
                                        ----------   --------    --------
S&P MidCap 400 Index Portfolio             .30%       .24%         .54%*
Russell 2000 Small Cap Index Portfolio     .35%       .34%         .69%*
Nasdaq-100 Index Portfolio                 .35%       .30%         .65%*


*Total Operating Expenses in excess of .75% for the Russell 2000
Small Cap Index Portfolio, in excess of .65% for the Nasdaq-100
Index Portfolio, and in excess of .60% for the S&P MidCap 400
Index Portfolio are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement.

EXAMPLE
Use the following table to compare fees and expenses of the Portfolios to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Portfolios' total operating expenses.+ Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 Year  3 Years  5 Years  10 Years
                                         ------  -------  -------  --------
S&P MidCap 400 Index Portfolio            $ 55     $174     $302    $  678
Russell 2000 Small Cap Index Portfolio    $ 71     $221     $385    $  861
Nasdaq-100 Index Portfolio                $ 67     $209     $363    $  812

----------
+	 The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


        OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Each
Portfolio is limited to investing in those foreign securities included in the respective indexes.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

   o  political or economic instability in the foreign country;
   o diplomatic developments that could adversely affect the value of the foreign security;
   o  foreign government taxes;
   o costs incurred by a Portfolio in converting among various currencies;
   o  fluctuation in currency exchange rates;
   o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
   o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
   o less publicly available information about foreign issuers than domestic issuers;
   o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
   o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
   o there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. Each of the Portfolios may enter into repurchase agreement transactions from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
Each Portfolio may enter into reverse repurchase agreements.
Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. Each Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The S&P MidCap 400 Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDEXES
The S&P MidCap 400 Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

LENDING PORTFOLIO SECURITIES
Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company (including advances made by the life insurer in connection with the operation of the separate account) and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

INVESTMENT IN OTHER INVESTMENT VEHICLES
Each Portfolio may invest a portion of its assets in other pooled investment vehicles, and thus will incur its pro rata share of the investment vehicles' expenses. In addition, these Portfolios will be subject to the effects of business and regulatory developments that affect the underlying investment vehicles or the investment company industry generally.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-800-999-1840, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                     FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio. On January 1, 2006, Union Central converted from an Ohio mutual life insurance company to an Ohio stock life insurance company subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds' business affairs.

Gary R. Rodmaker, CFA, Nick J. Kotsonis, and Kevin P. Aug are jointly and primarily responsible for the day-to-day management of the S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index
Portfolio and Nasdaq-100 Index Portfolio.

Mr. Rodmaker is Managing Director - Investment Management of the Adviser and a Portfolio Manager for Index, Investment Grade and High Yield Corporate Bonds accounts. He has been affiliated with the Adviser and Union Central since 1989. He has 20 years of investment management experience.

Mr. Kotsonis is an Index and Fixed Income Analyst and joined
Summit in 2003 after graduating from Miami University.

Mr. Aug joined Summit in 2003 as an Investment Analyst for High
Yield and Index accounts. He has five years of investment management experience after receiving his MBA in 2001.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

ADVISORY FEE
During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                                Advisory Fee
---------                                ------------
S&P MidCap 400 Portfolio                 .30% of the average daily net assets.
Russell 2000 Small Cap Index Portfolio   .35% of the average daily net assets.
Nasdaq-100 Index Portfolio               .35% of the average daily net assets.


A discussion regarding the basis of the Fund's board of directors approving the Fund's investment advisory and subadvisory arrangements is available in the Fund's annual report for the fiscal period ending December 31, 2005.

The Adviser or its affiliates may, out of their own resources and at no additional costs to the Portfolios or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Portfolios or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolios.

CAPITAL STOCK
The Fund currently offers fifteen series of stock, including nine Portfolios in the Pinnacle Series, three of which are offered pursuant to this prospectus. In addition, the Russell 2000 Small Cap Index Portfolio offers a second class of stock (Class F) not offered pursuant to this Prospectus. The Fund also offers six funds that make up the Summit Apex Series which are not offered pursuant to this prospectus. Two of these Apex funds have two classes of stock. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Fund allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

PURCHASING AND REDEEMING SHARES
Shares of each Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolios.

VALUATION OF PORTFOLIO SHARES
Shares are purchased and redeemed at the net asset value per share of the Portfolios next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

   o  he New York Stock Exchange is closed or
   o any day on which changes in the value of the securities held by a Portfolio will not materially affect the current net asset value of the shares of the Portfolio.

Portfolio shares are valued by:

   o adding the values of all securities and other assets of the Portfolio,
   o  subtracting liabilities and expenses, and
   o dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of each Portfolio's portfolio holdings in the Portfolios' net asset value per share. There can be no assurance that the Portfolios could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Portfolios determine their net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. If a Portfolio fails to meet the diversification requirements under
Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

See the Statement of Additional Information for further information about tax matters.

                    EXCESSIVE TRADING

The Portfolios are not intended for excessive trading or market timing. Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Portfolios may have difficulty implementing their long-term investment strategies if forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, a Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

The Portfolio is not designed to accommodate excessive trading and the Fund's Board of Directors has adopted policies to discourage excessive trading of the Portfolios' shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolios The Portfolios defines "excessive trading" as exceeding one purchase and sale involving the Portfolios within any 120-day period. Accordingly, you can move substantial assets from a Portfolio to another Portfolio and, within the next 120 days, sell your shares in that Portfolio to return to the first Portfolio only once during any 120-day period.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity. If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Portfolios. Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolios and their agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolios is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

   o  the number of transfers made in a defined period;
   o  the dollar amount of the transfer;
   o  the total assets of the Portfolio involved in the transfer;
   o the investment objectives of the particular portfolios involved in the transfers; and/or
   o whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The Fund currently does not assess a mandatory redemption fee, but may do so in the future.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolios discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolios cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

        S&P, FRANK RUSSELL, NASDAQ AND MSCI DISCLAIMERS

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R) ", "S&P 500(R) ", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index.
 Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds.
Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Portfolios' financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference into the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                        S&P MidCap 400 Index Portfolio
                                                        ------------------------------
                                                            Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------
Net asset value, beginning of period      $60.76      $52.62       $39.29       $46.70       $59.55
                                          ------      ------       ------       ------       ------
Investment Activities:
  Net investment income / (loss)            0.52        0.35(2)      0.29         0.22         0.30
  Net realized and
    unrealized gains / (losses)             6.50        7.93        13.28        (7.25)       (1.00)
                                          ------      ------       ------       ------       ------

Total from Investment Activities            7.02        8.28        13.57        (7.03)       (0.70)
                                          ------      ------       ------       ------       ------
Distributions:
  Net investment income                    (0.33)      (0.14)       (0.24)       (0.23)       (0.20)
  Net realized gains                       (1.37)          -            -        (0.15)      (11.95)
                                          ------      ------       ------       ------       ------
Total Distributions                        (1.70)      (0.14)       (0.24)       (0.38)      (12.15)
                                          ------      ------       ------       ------       ------
Net asset value, end of period            $66.08      $60.76       $52.62       $39.29       $46.70
                                          ======      ======       ======       ======       ======
Total return                               11.94%      15.76%       34.74%      -15.15%       -1.25%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net (1)               0.54%       0.56%        0.60%        0.60%        0.60%
Ratio of expenses to
 average net assets - gross                 0.54%       0.56%        0.67%        0.81%        0.82%
Ratio of net investment
 income / (loss) to
 average net assets                         0.91%       0.68%        0.58%        0.53%        0.65%
Portfolio turnover rate                    19.07%      15.08%        8.54%       27.73%       18.57%
Net assets, end of period (000's)       $127,372     $99,775      $39,944      $23,180      $20,588

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2) Per share amounts are based on average shares outstanding.

                        FINANCIAL HIGHLIGHTS

                            (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                   Russell 2000 Small Cap Index Portfolio
                                                   --------------------------------------
                                                           Year Ended December 31,
                                         2005         2004         2003         2002         2001
                                       --------     --------     --------     --------     --------
Net asset value, beginning of period     $63.92       $54.40       $37.52       $48.10       $49.95
                                         ------       ------       ------       ------       ------
Investment Activities:
  Net investment income / (loss)           0.41         0.31(2)      0.22         0.29         0.40
  Net realized and
   unrealized gains / (losses)             2.07         9.32        16.95       (10.31)        0.35
                                         ------       ------       ------       ------       ------
Total from Investment Activities           2.48         9.63        17.17       (10.02)        0.75
                                         ------       ------       ------       ------       ------
Distributions:
  Net investment income                   (0.31)       (0.11)       (0.29)       (0.09)       (0.45)
  Net realized gains                      (0.63)           -            -        (0.47)       (2.15)
                                         ------       ------       ------       ------       ------
Total Distributions                       (0.94)       (0.11)       (0.29)       (0.56)       (2.60)
                                         ------       ------       ------       ------       ------
Net asset value, end of period           $65.46       $63.92       $54.40       $37.52       $48.10
                                         ======       ======       ======       ======       ======
Total return                               4.01%       17.72%       46.19%      -21.05%        1.54%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(1)               0.69%        0.75%        0.75%        0.75%        0.75%
Ratio of expenses to
 average net assets - gross                0.69%        0.76%        1.12%        1.33%        1.10%
Ratio of net investment
 income / (loss) to
 average net assets                        0.70%        0.60%        0.57%        0.65%        0.90%
Portfolio turnover rate                   25.20%       27.27%       23.87%       30.78%       32.70%
Net assets, end of period (000's)       $75,815      $68,770      $25,794      $13,863      $21,503


(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2) Per share amounts are based on average shares outstanding.

                      FINANCIAL HIGHLIGHTS

                          (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                        Nasdaq-100 Index Portfolio
                                                        --------------------------
                                                           Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------
Net asset value, beginning of period      $22.81       $20.72       $13.94       $22.30       $33.35
                                          ------       ------       ------       ------       ------
Investment Activities:
  Net investment income / (loss)            0.02         0.12        (0.04)       (0.07)           -
  Net realized and unrealized
    gains / (losses)                        0.26         1.97         6.82        (8.29)      (11.05)
                                          ------       ------       ------       ------       ------
Total from Investment Activities            0.28         2.09         6.78        (8.36)      (11.05)
                                          ------       ------       ------       ------       ------
Distributions:
  Net investment income                    (0.12)           -            -            -            -
                                          ------       ------       ------       ------       ------
Total Distributions                        (0.12)           -            -            -            -
                                          ------       ------       ------       ------       ------
Net asset value, end of period            $22.97       $22.81       $20.72       $13.94       $22.30
                                          ======       ======       ======       ======       ======
Total return                                1.30%       10.09%       48.64%      -37.49%      -33.13%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(1)                0.65%        0.65%        0.65%        0.65%        0.65%
Ratio of expenses to
 average net assets - gross                 0.76%        0.79%        0.91%        1.11%        0.97%
Ratio of net investment
 income / (loss) to
 average net assets                         0.09%        0.61%       -0.31%       -0.43%       -0.21%
Portfolio turnover rate                    13.86%        4.19%        3.97%       11.79%        5.49%
Net assets, end of period (000's)        $26,330      $27,607      $23,350       $9,583      $14,560

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

A Statement of Additional Information dated May 1, 2006, which contains further information about the Summit Pinnacle Series of the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.
 Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or the Fund's annual and semi-annual reports may be obtained without charge by calling the Fund at 1-800-999-1840, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. Since the Portfolios are only available as an investment option for variable insurance products, and the Portfolios' disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund's Statement of Additional Information or the Fund's annual and semi-annual reports available on the Fund's website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.



File 811-04000